UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2004

                              NuTECH DIGITAL, INC.
               (Exact name of Registrant as specified in charter)


        California                      000-50021              95-4642831
----------------------------     ----------------------   ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                               7900 Gloria Avenue
                           Van Nuys, California 91406
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (818) 994-3831

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 12. Results of Operations and Financial Condition.

         On February 11, 2004, the Registrant announced revenues for January 2004. A copy of the press release is attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

           Exhibit 99      Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuTECH DIGITAL, INC.



By: Lee Kasper
    -----------------------------------
    Lee Kasper, President
    Dated: February 12, 2004